Section 240.14a-101 Schedule 14A.
                    Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Gyrodyne Company of America, Inc.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:


     ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:


     ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


     ----------------------------------------------------------------------

     (5)  Total fee paid:


     ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:


     ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:


     ----------------------------------------------------------------------

     (3)  Filing Party:


     ----------------------------------------------------------------------

     (4)  Date Filed:


     ----------------------------------------------------------------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                                 102 FLOWERFIELD
                           SAINT JAMES, NEW YORK 11780

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS
                                  TO BE HELD ON
                                DECEMBER 9, 2005

TO THE SHAREHOLDERS OF GYRODYNE COMPANY OF AMERICA, INC.:

NOTICE IS HEREBY GIVEN, pursuant to the by-laws, that the Annual Meeting of Shareholders (the "Annual Meeting") of Gyrodyne Company of America, Inc. (the "Company") will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on Friday, December 9, 2005 at 11:00 a.m., Eastern Time.

The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1. To elect two (2) directors to a three year term of office, or until their successors shall be duly elected and qualified;

     2. To ratify the engagement of Holtz Rubenstein Reminick LLP, independent accountants, as auditors of the Company and its subsidiaries for the Fiscal Year ending April 30, 2006;

     3. To consider and vote upon a proposal to amend the Company's by-laws to allow shareholders holding an aggregate of 30% or more of the outstanding shares of the Company to call a special meeting of shareholders;

     4. To act upon a shareholder proposal, opposed by the Board of Directors, that the Company promptly engage an investment bank to pursue a sale of the Company; and

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. By order of the Board of Directors, only Shareholders of Record at the close of business on November 3, 2005 are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof. Enclosed in this mailing are the Notice of the 2005 Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Attendance Registration.

To obtain an admittance card for the Annual Meeting, please complete the enclosed Attendance Registration form and return it with your Proxy Card. If your shares are held by a bank or broker, you may obtain an admittance card by returning the Attendance Registration form they forwarded to you. If you do not receive an Attendance Registration form, you may obtain an admittance card by sending a written request, accompanied by proof of share ownership, to the undersigned. For your convenience, we recommend that you bring your admittance card to the Annual Meeting so you can avoid registration and proceed directly to the Annual Meeting. However, if you do not have an admittance card by the time of the Annual Meeting, please bring proof of share ownership to the registration area where our staff will assist you.


                                         By Order of the Board of Directors,

                                         /s/ Peter Pitsiokos

                                         Peter Pitsiokos
                                         Corporate Secretary

November 17, 2005

                             YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING, BUT WILL HELP ASSURE A QUORUM AND AVOID FURTHER PROXY SOLICITATION COSTS. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, "STREET NAME" SHAREHOLDERS WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE.

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Gyrodyne Company of America, Inc. ("Gyrodyne" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held Friday, December 9, 2005 at 11:00 a.m., Eastern Time at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780 and at any and all adjournments thereof.


                          VOTING SECURITIES AND PROXIES

The Board has fixed the close of business on November 3, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"). Holders of Common Stock are entitled to one vote per share. Shareholders do not have cumulative voting rights. It is necessary for a quorum that record holders of a majority of the shares outstanding and entitled to vote as of the Record Date be represented by proxy or in person at the Annual Meeting. The number of shares of Common Stock, the Company's only authorized class of stock, outstanding on the Record Date was 1,230,767. This Proxy Statement and the enclosed proxy card were mailed starting on or about November 18, 2005.

At the Annual Meeting, shareholders will consider and vote upon the following matters: (i) the election of two (2) directors to a three-year term of office,
(ii) the ratification of the engagement of independent accountants for the Company for the fiscal year ending April 30, 2006, (iii) a proposal to amend the Company's by-laws to allow shareholders holding an aggregate of 30% or more of the outstanding shares to call a special meeting of shareholders (the "By-law Amendment"), and (iv) a shareholder proposal, opposed by the Board, requesting that the Company promptly engage an investment bank to pursue a sale of the Company (the "Shareholder Proposal").

Proxies solicited by the Board will be voted in accordance with the instructions given therein. Where no instructions are indicated, proxies will be voted "FOR" the election of the nominees for director, "FOR" the ratification of the engagement of independent accountants, "FOR" the By-law Amendment and "AGAINST" the Shareholder Proposal. Directors shall be elected by a plurality of the votes cast. The proposal to ratify the appointment of independent accountants, the By-law Amendment and the Shareholder Proposal will be decided by a majority of the votes cast. If you do not return your duly signed proxy card, your shares cannot be voted unless you attend the Annual Meeting and vote in person or present a duly signed proxy at the Annual Meeting. Proxies solicited hereby will be tabulated by inspectors of election designated by the Board of Directors, who will not be directors or officers of the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Management does not know of any other matters that may be presented. If any other matters properly come before the Annual Meeting or adjournments thereof, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority included in the proxy.

The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies telephonically, electronically or by other means of communication. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation materials to their principals and the Company will reimburse the expense of doing so. In addition, Mackenzie Partners Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $7,500 plus out-of-pocket expenses.

Any shareholder executing the enclosed proxy has the right to revoke it at any time prior to its exercise by delivering to the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and to vote personally at the Annual Meeting.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS
                             IN THIS PROXY STATEMENT

     This Proxy Statement and the documents incorporated by reference into this Proxy Statement contain forward-looking statements about Gyrodyne within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Statements containing the words "believes," "anticipates," "estimates," "expects," "intends," "plans," "seeks," "will," "may," "should," "would," "projects," "predicts," "continues" and similar expressions or the negative of these terms constitute forward-looking statements that involve risks and uncertainties. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and they are included in this Statement for the purpose of invoking these safe harbor provisions. Such statements are based on current expectations and are subject to risks, uncertainties and changes in condition, significance, value and effect. Such risks, uncertainties and changes in condition, significance, value and effect could cause Gyrodyne's actual results to differ materially from those anticipated events, such as the effect of economic and business conditions, risks inherent in the Long Island, New York and Palm Beach County, Florida real estate markets, the ability to obtain additional capital to develop the Company's existing real estate and other risks detailed from time to time in the Company's SEC reports. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

         DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING


                              ELECTION OF DIRECTORS
                                  (Proposal 1)

     The By-Laws of the Company provide that there shall be not less than three
(3), nor more than nineteen (19), directors. The Board of Directors of the Company consists of seven (7) directors and is divided into three (3) classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Upon the expiration of the term of office for a class of directors, the nominees for that class are elected for a three (3) year term to serve until the election and qualification of their successors. At the Annual Meeting, two (2) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has been qualified. The Board of Directors of the Company has nominated Robert H. Beyer and Elliot H. Levine to three (3) year terms, upon the recommendation of our Nominating Committee. Both nominees are members of the present Board of Directors of the Company, with terms expiring at the Annual Meeting. Each properly executed proxy received will be voted for the election of the two (2) nominees named below as directors to serve until the designated Annual Meeting of Shareholders shown below or until their respective successors shall be elected and shall qualify. The nominees have consented to be named as nominees in the Proxy Statement and to serve as directors if elected.

Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board.

Information concerning the nominees and continuing directors of the Company, showing the year when first elected as a director of the Company, the age, principal occupation and principal affiliations, is as follows. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

Nominees for Election at the Annual Meeting
-------------------------------------------

                          Business Experience and              Director   Term
      Name                 Current Directorships          Age   Since   Expiring
      ----                 ---------------------          ---   -----   --------

Robert H. Beyer       Management and Sales Consultant      72    1977     2005
                      for more than the past five
                      years; Naval Air Systems Command
                      Engineer prior to retirement in
                      1998; Captain, United States
                      Naval Reserves, prior to
                      retirement in 1993; Technical
                      Representative for the Company's
                      former helicopter subsidiary
                      until 1973.

                          Business Experience and              Director   Term
      Name                 Current Directorships          Age   Since   Expiring
      ----                 ---------------------          ---   -----   --------

Elliot H. Levine      Senior member, Levine & Seltzer      52    2004     2005
                      LLP, from January 1992 to
                      present.


Incumbent Directors - Terms Expiring 2006
-----------------------------------------

                          Business Experience and              Director   Term
      Name                 Current Directorships          Age   Since   Expiring
      ----                 ---------------------          ---   -----   --------

Paul L. Lamb          Chairman of the Board of             60    1997     2006
                      Directors of the Company from
                      March 1999 to present; Partner,
                      Lamb & Barnosky, LLP since 1984.

Richard B. Smith      Banking Consultant, March 2005       51    2002     2006
                      to present; Senior Vice
                      President for Private Banking,
                      Suffolk County National Bank,
                      May 2000 to February 2005;
                      District Manager for Private
                      Banking, Key Bank, January 1989
                      to May 2000; Mayor of the
                      Incorporated Village of
                      Nissequogue, New York; Trustee
                      of Smithtown Historical Society;
                      Trustee of St. Catherine's
                      Medical Center.


Incumbent Directors - Terms Expiring 2007
-----------------------------------------

                          Business Experience and              Director   Term
      Name                 Current Directorships          Age   Since   Expiring
      ----                 ---------------------          ---   -----   --------

Ronald J. Macklin     Assistant General Counsel,           43    2003     2007
                      Keyspan Corporate Services, a
                      wholly-owned subsidiary of
                      Keyspan Corporation, October
                      2003 to present; various
                      positions within the Office of
                      General Counsel of Keyspan
                      Corporate Services, 1991 to
                      October 2003.

                          Business Experience and              Director   Term
      Name                 Current Directorships          Age   Since   Expiring
      ----                 ---------------------          ---   -----   --------

Stephen V. Maroney    President, CEO and Treasurer of      63    1996     2007
                      the Company, March 14, 1999 to
                      present; Director of real estate
                      development for the Company,
                      June 1996 to March 1999; former
                      President of Extebank, a Long
                      Island based commercial bank.

Philip F. Palmedo     Chairman of the Board,               71    1996     2007
                      International Resources Group,
                      1978 to present; Director, EHR
                      Investments, 2001 to present;
                      President, Palmedo Associates,
                      1980 to present; Director, Stony
                      Brook Foundation, 1990 until
                      2005.


       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR. THIS IS IDENTIFIED AS ITEM 1
                           ON THE ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

     The following table contains common stock ownership information for persons known by the Company to own beneficially 5% or more of the Company's common stock, par value $1.00 per share (the "Common Stock"), as of November 3, 2005. In general, beneficial ownership includes those shares that a person has the power to vote, sell or otherwise dispose of. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) of the date this table was prepared. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and from information otherwise provided to the Company. In this Proxy Statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares.

                                          Type of        Number of    Percent of
       Name and Address                  Ownership     Shares Owned     Class
       ----------------                  ---------     ------------     -----
Goldstein/Dakos                         Beneficial      135,569 (1)     11.02%
60 Heritage Drive
Pleasantville, NY 10570

Bruce Sherman                           Beneficial      130,837 (2)     10.63%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

Gerard Scollan                          Beneficial      103,741 (3)      8.43%
80 Browns River Road
Sayville, NY 11782

Kellogg/Everest                         Beneficial       92,296 (4)      7.50%
14 Wall Street, 27th Floor
New York, NY 10005

Private Capital Management, LP          Beneficial       74,935 (2)      6.09%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34108

Gyrodyne Company of America, Inc.       Beneficial       67,580 (5)      5.49%
St. James, NY 11780

(1) On May 18, 2005, Phillip Goldstein and Andrew Dakos filed a joint Schedule 13D/A with the Securities and Exchange Commission stating that Mr. Phillip Goldstein is deemed to be the beneficial owner of 102,519 shares of Gyrodyne stock, and Mr. Dakos is deemed to be the beneficial owner of 33,050 shares of Gyrodyne stock. Mr. Goldstein has sole investment power over 102,519 shares, sole voting power over 6,560 shares and shared voting power over 1,000 shares of Gyrodyne stock. Mr. Dakos has sole investment and voting power over 33,050 shares of Gyrodyne stock.

(2) Mr. Sherman is the CEO of Private Capital Management, LP, and in this capacity he exercises shared dispositive and shared voting power with regard to the shares held by Private Capital Management, LP's clients and managed by Private Capital Management, LP. Mr. Sherman disclaims beneficial ownership of the 74,935 shares held by Private Capital Management, LP's clients and disclaims the existence of a group.

(3) Includes 99,241 shares of Company Stock held by Lovin Oven Catering of Suffolk, Inc, of which Mr. Scollan is the majority shareholder.

(4) On June 16, 2005, Kellogg Capital Group, LLC and Everest Special Situations Fund, L.P. filed a joint Schedule 13D/A with the Securities and Exchange Commission pursuant to which both companies may be deemed to own beneficially in the aggregate 92,296 shares of Gyrodyne stock.

(5) Since the Company has the authority to direct HSBC Bank, USA, the Trustee of the Gyrodyne Pension Plan, to vote the securities of the Company held by the Pension Fund, Gyrodyne Company of America, Inc. has been listed above as the beneficial owner of the 67,580 shares held by HSBC Bank, USA as Trustee for the Gyrodyne Pension Fund. The Board of Directors intends to instruct the trustees of the Pension Fund to vote "FOR" the election of the nominees for director, "FOR" ratification of the appointment of independent auditors, "FOR" the By-law Amendment and "AGAINST" the Shareholder Proposal.

Security Ownership of Directors and Executive Officers

     The following table sets forth as of November 3, 2005 the outstanding voting securities beneficially owned by the directors and executive officers individually and the number of shares owned by directors and executive officers as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock listed next to their name.

                                           Amount and Nature      Percentage of
     Name, Positions with the                of Beneficial         Common Stock
        Company and Address                  Ownership (1)            Owned
        -------------------                  -------------            -----

Stephen V. Maroney, President,                 92,894 (2)             7.24%
CEO, Treasurer and Director
c/o Gyrodyne Company of America, Inc.
102 Flowerfield
St. James, NY 11780

Peter Pitsiokos, Chief Operating Officer,      35,205 (3)             2.86%
Executive Vice President and Secretary
c/o Gyrodyne Company of America, Inc.
102 Flowerfield
St. James, NY 11780

Robert H. Beyer, Director                      14,634 (4)             1.19%
10505 Indigo Lane
Fairfax, Virginia 22032

Paul L. Lamb, Chairman of the Board            22,864 (5)             1.85%
of Directors
c/o Lamb & Barnosky, LLP
534 Broadhollow Road
Melville, NY 11747

Elliot H. Levine, Director                          0                   *
c/o Levine & Seltzer, LLP
150 East 52nd Street
New York, NY 10022

Ronald J. Macklin, Director                       200                   *
c/o Keyspan Corporate Services
175 E. Old Country Road
Hicksville, NY 11801

Philip F. Palmedo, Director                    12,749 (6)             1.03%
4 Piper Lane
St. James, NY 11780

Richard B. Smith, Director                      1,000                   *
697 Short Beach Road
St. James, NY 11780

All Directors and Executive Officers as       179,546 (7)            13.90%
a Group (Eight (8) Persons)

* Less than one percent of the total shares of outstanding stock.

(1)  For a definition of "beneficial ownership" see "Principal Shareholders."

(2) Includes 52,980 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of November 3, 2005.

(3) Does not include his wife's and minor children's ownership of 1,089 shares in which he denies any beneficial interest.

(4) Does not include his wife's ownership of 1,801 shares in which he denies any beneficial interest. Includes 2,750 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of November 3, 2005.

(5) Includes 13,747 shares of Company stock held by Lamb & Barnosky, LLP Profit Sharing Trust. Mr. Lamb is a Trustee of the Profit Sharing Trust and a partner in Lamb & Barnosky, LLP. Includes 2,750 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of November 3, 2005.

(6) Does not include his wife's ownership of 4,125 shares in which he denies any beneficial interest. Includes 2,750 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of November 3, 2005.

(7) Includes 61,230 shares issuable upon the exercise of stock options to purchase Company stock which are exercisable within sixty (60) days of November 3, 2005.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Director Compensation

     Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or any committee. Non-employee directors are paid an annual fee of $12,000.00, $1,000.00 for each director's meeting attended, $500.00 for each committee meeting attended and travel and lodging expenses where appropriate. All compensation is paid in cash. Beginning in Fiscal Year 2005, the Company began paying an additional fee of $2,000.00 per month to the Chairman of the Board of Directors. There were no other arrangements pursuant to which any director was compensated during Fiscal Year 2005 for any service provided as a director.

Non-Employee Directors Stock Option Plan

     The Company adopted a non-qualified stock option plan for all non-employee directors of the Company in October 1996. The plan expired in September 2000. Each non-employee director was granted an initial 2,500 options on the date of adoption of the plan. These options were exercisable in three equal annual installments commencing on the first anniversary date subsequent to the grant. Additionally, each non-employee director was granted 1,250 options on each January 1, 1997 through 2000, respectively. These additional options were exercisable in full on the first anniversary date subsequent to the date of each grant. The options expire between November 2005 and January 2007.

     A summary of the Company's various fixed stock option plans as of April 30, 2005 and 2004, respectively, and changes during the years then ended is presented below:

                                                Years Ended April 30,
                                                ---------------------
                                           2005                       2004
                                 ------------------------   ------------------------
                                                 Weighted                   Weighted
                                                 Average                    Average
                                                 Exercise                   Exercise
Fixed Stock Options                 Shares        Price        Shares        Price
--------------------------       -----------    ---------   -----------    ---------
Outstanding, beginning of year       164,650    $   16.30       174,740    $   15.28
Granted                                    -            -        38,500        16.87
Exercised                            (73,620)       16.83       (38,670)       12.62
Canceled                                   -            -        (9,920)       14.91
                                 -----------                -----------
Outstanding, end of year              91,030        15.87       164,650        16.30
                                 ===========                ===========

Options exercisable at year end       91,030        15.87       164,650        16.30
                                 ===========                ===========
Weighted average fair value
of options granted during
the year                                        $     *                    $    5.31
                                                =========                  =========

* During Fiscal Year 2005, there were no options/SAR grants issued to any directors or officers.

The following table summarizes information about stock options outstanding at April 30, 2005:

                   Options Outstanding                          Options Exercisable
----------------------------------------------------------    -----------------------
                                   Weighted
                                    Average       Weighted                   Weighted
                                   Remaining       Average                   Average
   Range of          Number       Contractual     Exercise      Number       Exercise
Exercise Prices    Outstanding       Life           Price     Outstanding     Price
---------------    -----------    -----------     --------    -----------    --------
 $13.46-14.23        19,800           .43           13.91       19,800       $  13.91
 $15.46-16.87        64,355          2.47           16.20       64,355       $  16.20
    $18.44            6,875          1.67           18.44        6,875       $  18.44

Shares reserved for future issuance at April 30, 2005 are comprised of the following:

Shares issuable upon exercise of stock options under the
Company's Non-Employee Director Stock Option Plan:               17,875

Shares issuable upon exercise of stock options under
the Company's stock incentive plan:                              73,155
                                                                 ------

                                                                 91,030
                                                                 ======

                    BOARD MEETINGS, COMMITTEES AND ATTENDANCE

Attendance

     There were 10 regular and special meetings of the Board of Directors during Fiscal Year 2005. Each director attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of each committee of the Board on which such director served during Fiscal Year 2005.

Independence

     The majority of the members of the Board of Directors are independent directors as defined by the listing requirements of The NASDAQ Stock Market.

Committees

     The Board of Directors of the Company has established the following committees:

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and its current members are Messrs. Smith (Chairman), Levine and Macklin. The Audit Committee meets with the Company's independent auditors annually to review financial results, audited financial statements, internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company's independent auditors, approves services to be provided by the independent public accountants and evaluates the possible effect the performance of such services will have on the accountants' independence. The Company has adopted a written charter for the Audit Committee, a copy of which was attached as an exhibit to the Company's Proxy Statement in connection with its 2004 Annual Meeting. All of the members of the Audit Committee are independent directors as defined by the listing requirements of The NASDAQ Stock Market. The Audit Committee met eight (8) times during Fiscal Year 2005. All members of the Audit Committee are "financially literate" and have been determined to be "independent" within the meaning of SEC regulations and NASDAQ rules. The Board has determined that at least one member, Mr. Levine, a certified public accountant, qualifies as an "audit committee financial expert" as a result of relevant experience as a partner in the accounting firm of Levine & Seltzer, LLP, over ten years of accounting experience as a partner and director of taxes at Leslie Sufrin & Co. P.C. and several other years of experience in the field of public accounting.

     The Executive Compensation Committee consists entirely of non-employee directors and oversees the Company's compensation and benefit policies and programs. It recommends to the Board annual salaries, bonuses and other benefits for elected officers. The Committee met four times in Fiscal Year 2005 and its members currently are Mr. Levine (Chairman), Mr. Palmedo and Mr. Macklin.

     The Nominating Committee consists entirely of non-employee directors and recommends guidelines to the Board regarding the size and composition of the Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in the Proxy Statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company's website, www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of The NASDAQ Stock Market. The Nominating Committee will accept for consideration stockholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at the Company's headquarters and must be received no later than the deadline for submissions of stockholders proposals in order to be considered for the next annual election of directors. The Nominating Committee believes that having directors with relevant experience in business and industry, government, education and other areas is beneficial and the Committee seeks to monitor the skills and experience of the Company's directors. All identified candidates, including shareholder-proposed candidates, are evaluated by the Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time-to-time. The Committee met twice during Fiscal Year 2005 and its members currently are Mr. Beyer (Chairman), Mr. Palmedo and Mr. Smith.

     The Stock Option Committee consists entirely of non-employee directors not eligible to participate in the Company's 1993 Stock Incentive Plan or other stock option plans for the benefit of Company employees. The primary functions of the Stock Option Committee include the review and administration of employee stock option plans for the benefit of officers and key employees. It also recommends to the Board stock options and awards. The Stock Option Committee consists of Mr. Palmedo (Chairman), Mr. Levine and Mr. Macklin. The Committee did not meet in Fiscal Year 2005.

Communication with the Board of Directors

     The Board does not currently provide a process for shareholders to send communications to the Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting the management of the Company through either regular mail, email or in person. Shareholders also have meaningful access to the Board through the shareholder proposal process, which is described below.

Board Attendance Policy

     The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. Last year all of the directors were in attendance at the annual meeting of the Company's shareholders.

                          REPORT OF THE AUDIT COMMITTEE

     Pursuant to newly adopted rules by the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"), the Audit Committee of Gyrodyne Company of America, Inc. has issued the following report and affirmed that:

(i) We have reviewed and discussed with management the audited financial statements for the fiscal year ended April 30, 2005.

(ii) We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 pertaining to communications with Audit Committees, as may be modified or supplemented.

(iii) We have received from the Company's independent accountants the written disclosures and the letter regarding the auditors' independence as required by Independence Standards Board Standard No. 1 and we have discussed with the independent accountant their independence with respect to the Company.

(iv) Based on the review and discussions referred to above, we recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the most recent fiscal year for filing with the SEC.

(v) All of the members of the Company's Audit Committee qualify as being independent as defined in the applicable listing standards issued by the NASD.

(vi)  The Board of Directors has adopted a written charter for the Audit
      Committee.

               Members of the Committee
               Richard B. Smith (Chairman)
               Elliot H. Levine
               Ronald J. Macklin

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     Peter Pitsiokos, age 46, has served as Executive Vice President and Secretary for more than the past five years, as Chief Operating Officer and Chief Compliance Officer since 2004 and as General Counsel from November 1992 until 2004. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation during the fiscal years ended April 30, 2005, April 30, 2004 and April 30, 2003 awarded to, earned by or paid to Stephen V. Maroney, the Company's President and Chief Executive Officer, and Peter Pitsiokos, the Company's Executive Vice President and Secretary. No other executive officer's total annual salary and bonus for fiscal year end April 30, 2005 exceeded $100,000.

                                                   SUMMARY COMPENSATION TABLE

                                                                                    Long Term Compensation
                                                                            --------------------------------------
                                             Annual Compensation                      Awards             Payouts
                                  ----------------------------------------  --------------------------  ----------
         (a)              (b)         (c)          (d)           (e)             (f)          (g)           (h)          (i)

                                                                Other        Restricted   Securities
                                                                Annual          Stock     Underlying       LTIP      All Other
 Name and Principal                 Salary        Bonus      Compensation      Award(s)     Options/      Payouts   Compensation
      Position           Year         ($)          ($)          ($)(A)           ($)        SARs(#)         ($)          ($)
--------------------------------------------------------------------------------------------------------------------------------
Stephen V. Maroney       2005       209,500           0        29,688(B)          0               0          0           0
President and CEO        2004       209,500           0        49,628(B)          0          17,500          0           0
                         2003       209,500           0        22,422(B)          0          20,355          0           0

Peter Pitsiokos          2005       152,500      10,000             0(C)          0               0          0           0
COO, Exec. V.P. and      2004       152,500           0        70,188(C)          0          13,500          0           0
Secretary                2003       148,990           0        17,797(C)          0          13,945          0           0

(A) The Company has concluded that aggregate amounts of personal benefits to any of the current executives does not exceed the lesser of $50,000 or 10% of compensation and bonuses reported above for the named executive officers, and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

(B) In Fiscal Year 2005, Mr. Maroney exercised 1,375 options and received an equal number of shares with a value of $29,688. In Fiscal Year 2004, Mr. Maroney exercised 4,125 options and received an equal number of shares with a value of $49,628. In Fiscal Year 2003, Mr. Maroney received 1,430 shares from stock awards granted with a value of $22,422.

(C) In Fiscal Year 2004, Mr. Pitsiokos exercised 6,600 options with SAR's and received 2,922 shares with a value of $70,188. In Fiscal Year 2003, Mr. Pitsiokos received 1,135 shares from stock awards granted with a value of $17,797.

     During Fiscal Year 2005, there were no options/SAR grants issued to any directors or officers.

Employment Contracts

     Effective January 23, 2003, the Company entered into amended and restated employment agreements with Stephen V. Maroney as President, Chief Executive Officer, and Treasurer and Peter Pitsiokos as Executive Vice President and Secretary. Their annual salaries are currently at $209,500 and $152,500, respectively. The terms of the agreements were extended from one to three years, contain evergreen provisions, and provide for severance payments equivalent to three years' salary in the event of a change in control. Both agreements were attached as Exhibit 10, Material Contracts, in the Form 10-QSB dated January 31, 2003.

1993 Stock Incentive Plan

     The shareholders in 1993 adopted a stock incentive plan (the "Plan"), which expired in October 2003, under which participants may be granted Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs") or Stock Grants. The purpose of the Plan was to promote the overall financial objectives of the Company and its shareholders by motivating those persons selected to participate in the Plan to achieve growth in shareholder value and retain the association of those individuals who are instrumental in achieving this growth. Such options or grants became exercisable at various intervals based upon vesting schedules as determined by the Executive Compensation Committee. The options expire between August 2005 and May 2008. There are no remaining shares or rights available for issuance under this plan. No options or SARs were issued during the last fiscal year.

     The ISOs were granted to employees and consultants of the Company at a price not less than the fair market value on the date of grant. All such options were authorized and approved by the Board of Directors, based on recommendations of the Compensation Committee. ISOs were granted along with Stock Appreciation Rights, which permitted the holder to tender the option to the Company in exchange for stock, at no cost to the optionee, that represented the difference between the option price and the fair market value on date of exercise. NQSOs were issued with Limited Stock Appreciation Rights, which were exercisable, for cash, in the event of a change of control. In addition, an incentive kicker was provided for Stock Grants, ISOs and NQSOs, which increased the number of grants or options based on the market price of the shares at exercise versus the option price.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                       AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------

        (a)                      (b)                (c)                   (d)                    (e)
                                                                 Number of Securities          Value of
                                                                Underlying Unexercised        Unexercised
                                                                    Options/SARs at          In-the-Money
                                                                      FY-End (#)            Options/SARs at
                                                                                              FY-End ($)

                           Shares Acquired                            Exercisable/           Exercisable/
       Name                  on Exercise      Value Realized         Unexercisable          Unexercisable
-----------------------------------------------------------------------------------------------------------
Stephen V. Maroney               7,946            $178,971             64,530/0             $1,609,322/$0
President and CEO

Peter Pitsiokos
COO and Secretary               31,600            $814,859                0/0                   $0/$0

Incentive Compensation Plan

     The Company has an incentive compensation plan, which was established in 1999 and amended in 2004, for all full-time employees and members of the Board in order to promote shareholder value. The benefits of the incentive compensation plan are realized only upon a change in control of the Company. Change in control is defined as the accumulation by any person, entity or group of 30% or more of the combined voting power of the Company's voting stock or the occurrence of certain other specified events. In the event of a change in control, the Company's plan provides for a cash payment equal to the difference between the plan's "establishment date" price of $15.39 per share and the per share price of the Common Stock on the closing date, equivalent to 100,000 shares of Common Stock. The payment amount would be distributed to eligible participants based upon their respective weighted percentages (ranging from 0.5% to 18.5%).

                    TRANSACTIONS WITH CERTAIN RELATED PERSONS

     There were two transactions in Fiscal Year 2004, and two transactions in Fiscal Year 2005, in which the Company was a party and in which any officer, director or beneficial owner of more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a direct or indirect material interest which exceeded $60,000.

     The Company had a mortgage receivable as of the end of Fiscal Year 2005 in the original principal amount of $1,800,000 due from Gerard Scollan, a former tenant and current beneficial owner of more than five percent of the Company's Common Stock. The mortgage bears interest at 5% annually and the Company received $86,361 in interest during Fiscal Year 2005 and $90,000 in Fiscal Year 2004. During Fiscal Year 2005, Mr. Scollan prepaid $500,000 of the principal amount of the mortgage receivable. The Company believes that the terms of the mortgage are no less favorable to the Company than could have been obtained from an unaffiliated third party.

     Mr. Paul L. Lamb, Chairman of the Board of Directors, is a partner in the law firm of Lamb & Barnosky, LLP, which until June 2005 performed legal services for the Company and was paid its usual and customary fees for those services. Total fees paid to Lamb & Barnosky, LLP were $109,550 in Fiscal Year 2005 and $228,962 in Fiscal Year 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that the Company's directors, executive officers and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership and changes in ownership, and that such individuals furnish the Company with copies of the reports.

     Based solely on our review of the copies of such forms received by us with respect to Fiscal Year 2005, and any written representations from reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to our officers and directors were complied with in Fiscal Year 2005. A review of prior year filings indicates that no 10% holder of Gyrodyne Common Stock failed to file timely reports.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                  (Proposal 2)

     The Board of Directors, upon the recommendation of the Audit Committee, which is comprised entirely of independent directors, has appointed the accounting firm of Holtz Rubenstein Reminick LLP ("Holtz Rubenstein") as independent public accountants of the Company and its subsidiaries for the current Fiscal Year. The appointment of Holtz Rubenstein has been ratified by the shareholders every year since 1990. The Board is requesting ratification of Holtz Rubenstein as independent public accountants. This firm has no financial interest in the Company or any connection with the Company other than as auditors and independent public accountants. The report of Holtz Rubenstein with respect to the Company's financial statements appears in the Company's annual report for Fiscal Year 2005.

     In the event the proposal is defeated, the adverse vote will be considered a direction to the Board to select other independent public accountants for the next fiscal year. However, because of the expense and difficulty of making any substitution of independent public accountants after the beginning of a fiscal period, it is contemplated that the appointment for Fiscal Year 2006 will be permitted to stand unless the Board finds other reasons for making the change.

     Audit Fees. Audit fees with out of pocket expenses billed or expected to be billed to the Company by Holtz Rubenstein for professional services rendered for the audit of the Company's financial statements for the fiscal year ended April 30, 2005 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-QSB for the last fiscal year totaled $43,100 and for Fiscal Year 2004 totaled $40,000.

     Audit-Related Fees. Audit-related fees, consisting of aggregate fees billed for assurance and related services by Holtz Rubenstein that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported under "Audit Fees" totaled $17,444 in Fiscal Year 2005 and totaled $8,800 for Fiscal Year 2004.

     Tax Fees. Aggregate fees billed for professional services rendered by Holtz Rubenstein for tax compliance, tax planning and tax advice totaled $22,900 in Fiscal Year 2005 and $13,100 in Fiscal Year 2004.

     All Other Fees. No other fees were billed or expected to be billed to the Company for other products and services provided by Holtz Rubenstein during the two last fiscal years.

     None of the services performed by Holtz Rubenstein for the Company were performed by non full time Holtz Rubenstein employees.

     Our Audit Committee has determined not to adopt any blanket pre-approval policies or procedures. Instead, the Committee will review each service on a case-by-case basis before approving the engagement of Holtz Rubenstein for audit or permissible non-audit services.

     The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

     A representative of Holtz Rubenstein is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available at a designated time during the Annual Meeting to respond to appropriate questions.

               --------------------------------------------------

       THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS
         VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF HOLTZ RUBENSTEIN
      REMINICK LLP AS INDEPENDENT AUDITORS. THIS IS IDENTIFIED AS ITEM 2 ON
                            THE ENCLOSED PROXY CARD.

               --------------------------------------------------

                                BY-LAW AMENDMENT
                                  (Proposal 3)

     Under New York law, shareholders of a company incorporated in New York, such as the Company, may not call a special meeting of shareholders unless the company's by-laws or charter provide this right. Neither the Company's by-laws nor its charter currently allow shareholder's to call a special meeting. The Company is now proposing an amendment to the Company's by-laws that would allow shareholders holding an aggregate of at least 30% of the outstanding shares of the Company to call a special meeting of shareholders. The amendment would be effective upon approval by the Company's shareholders.

     The resolution to be considered by the shareholders at the Annual Meeting reads as follows:

     RESOLVED, that Section 203 of the Company's Amended and Restated By-laws be further amended and restated to read in full as follows:

          "Section 203. Special meetings. Special meetings of the stockholders may be called at any time by (i) the President,
          (ii) the Chairman of the Board, (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies (the "Whole Board"), or (iv) Qualified Stockholders holding at least thirty percent (30%) of all the votes entitled to be cast on any issue proposed to be considered at the special meeting. For purposes of this Section, a Qualified Stockholder shall mean a person who shall have been a stockholder of the Corporation for at least six (6) months immediately preceding the request for a special meeting."

     The Board of Directors believes that permitting an appropriate number of shareholders to call a special meeting of shareholders promotes shareholder democracy. The Board also believes that a meaningful aggregate share ownership requirement properly balances the dual goals of shareholder democracy and efficient corporate governance. The Company had received a proposal from a shareholder, which the Company properly excluded from this Proxy Statement in accordance with regulations promulgated by the SEC, that would have allowed shareholders with only 15% of the outstanding shares in the aggregate to call special meetings. The Board believes that requiring shareholders calling a special meeting to own an aggregate of 30% or more of the shares, rather than a lower ownership level such as 15%, will prevent a small minority of shareholders from imposing on the Company the significant financial and administrative burdens of special shareholders meetings. Given the concentration of significant share ownership among a relatively small number of Company shareholders, a 15% ownership requirement would mean that just two shareholders would have the power to call a special meeting without regard to the holders of the other 85% of the shares. Allowing a small minority of shareholders to call an unlimited number of special meetings for any reason would be disruptive to the conduct of the Company's business and potentially expensive. The Company is required to send each holder of common stock a notice and proxy materials for every special meeting of shareholders, which results in enormous legal, printing and mailing expenses in addition to other costs normally associated with an annual meeting. Moreover, preparing for shareholders meetings requires significant attention of the Company's directors, officers and significant employees, diverting their attention away from performing their primary function which is to operate the business of the Company in the best interests of the shareholders. The Board believes that the interests of the shareholders would best be served if the Company's resources were utilized to operate and grow the Company's business and profitability, particularly since shareholders already have an opportunity to bring matters before shareholders meetings on an annual basis.

     Under the Company's by-laws, the Board has the authority to approve the proposed by-law amendment, and neither the by-laws nor New York law would require the shareholders to ratify it. Nevertheless, the Board is seeking the approval of the shareholders because of the direct impact the proposal would have on the shareholders, and because New York law provides that any by-law adopted by the Board could then, in any event, be repealed or amended by the shareholders. Under the Company's by-laws, the proposal requires the affirmative vote, either in person or by proxy, of a majority of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting. If the shareholders do not approve the proposal, the Board will consider whether to introduce another proposal next year that would allow shareholders to call special meetings.

     To approve the proposal, you should cast a "FOR" vote for Proposal No. 3 by following the instructions contained in the enclosed proxy card. If you properly sign and return your proxy card with no voting instructions, you will be deemed to have voted "FOR" approval of the by-law amendment. If you fail to return your proxy card and fail to vote at the Annual Meeting, the effect will be the same as a vote against the approval and adoption of the proposal. RETURING THE PROXY CARD DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S BY-LAWS AS DESCRIBED ABOVE. THIS IS IDENTIFIED AS ITEM 3 ON THE ENCLOSED PROXY CARD.

                              SHAREHOLDER PROPOSAL
                                  (Proposal 4)

     Matthew Brand, as Managing Director of Kellogg Capital Group, LLC (the "Proponent"), 55 Broadway, 4th Flr, New York, NY 10006, reporting beneficial ownership of 61,772 shares of Gyrodyne common stock, has submitted the following proposal and supporting statement for inclusion in this Proxy Statement for the Annual Meeting. The proposed resolution and supporting statement, for which the Board and the Company accept no responsibility, are presented below in the form received from the Proponent. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.

     RESOLVED: The stockholders of Gyrodyne request that an investment banking firm be promptly engaged to pursue a sale of the Company.

Supporting Statement

     "We believe Gyrodyne's shares trade at a significant discount to their intrinsic value because of the pending eminent domain taking by SUNY of a large part of Gyrodyne's major asset, the Flowerfield property. Given the uncertainty about (1) when and how the eminent domain issue will be resolved (2) the amount and timing of the proceeds to be received from the taking and (3) whether management will be able to profitably invest the proceeds that would be paid for any taking, we think this is an appropriate time to hire an investment banker to find the highest and best bidder for the company."

     "If you believe the company should explore opportunities to maximize the value of your shares now, please vote FOR this proposal."

Board of Directors Statement in Opposition to the Shareholder Proposal

     Your Board of Directors recommends a vote AGAINST this proposal because (i) the Company already retained an investment bank in June 2005 to advise the Board on strategic alternatives, (ii) the Board recently received a report from the investment bank setting forth its strategic analysis and recommendations, (iii) the Board is now in the process of developing a strategic plan based upon the investment bank's report, (iv) under the foregoing circumstances, retaining a second investment bank would divert the Board's focus away from developing a strategic plan that maximizes shareholder value and would be a waste of Company resources, (v) blindly pursuing a sale of the Company would ignore the strategic analysis performed by the Company's investment bank and possibly prevent the Company from pursuing alternative strategies, such as a sale of real property, that would maximize shareholder value, and (vi) pursuing a sale of the Company while the eminent domain proceedings over the Company's Flowerfield property remain pending would inevitably lead to a discounted price.

     In the three and one-half year period ended October 31, 2005, the Company's market capitalization increased by over 200%, from $17.1 million at April 30, 2002 to $53.4 million as of November 3, 2005. The Board is committed to maximizing long term shareholder value further in keeping with its fiduciary obligations to the shareholders, and, as holders of more than 9.6% of the outstanding common stock, the Board and Management also have a financial incentive to do so.

     On June 17, 2005, the Company announced that it had retained the investment banking firm of Coady Diemar Partners to assist Management and the Board in reviewing strategic options to maximize shareholder value. The engagement called for a comprehensive analysis of the Company's business, operations, financial condition and prospects, an assessment of the market values of the Company's assets under various scenarios and a review of various types of possible transactions along with appropriate recommendations. In October, Coady Diemar delivered its draft report, followed by its final report in early November, to the Board. Coady Diemar's report consists of its findings and recommendations regarding strategic alternatives against a backdrop of critical issues facing the Company, including:

     o uncertainty surrounding the timing and outcome of the Flowerfield property eminent domain proceedings;
     o    current and prospective zoning for the Flowerfield property;
     o uncertainty regarding the value and exit strategy of the Company's limited partnership interest in Callery-Judge Grover, L.P.;
     o    objectives of larger shareholders;
     o    tax consequences associated with different strategic alternatives;
     o    the Company's projected operating performance and cash resources;
     o    the likelihood of achieving various strategic outcomes; and
     o    timing issues associated with the strategic alternatives.

     The Board has been carefully reviewing Coady Diemar's comprehensive report, and is now in the process of formulating a strategic plan for the Company for the purpose of maximizing long-term shareholder value in keeping with its fiduciary duties.

     Before committing to any one particular strategy, which is what the Shareholder Proposal would call on the Company to do, the Board believes that ample opportunity should be given to considering carefully Coady Diemar's analysis and recommendations and then proceeding with whatever strategic path the Board determines is in the best interests of the Company and its shareholders. The Board agrees with the Proponent that the uncertainty resulting from the eminent domain proceedings has undoubtedly prevented the Company's stock from realizing its true value. Yet the Board has a profound disagreement with the Proponent as to what course of action against the backdrop of the eminent domain proceedings would have the best chance of maximizing shareholder value. The Proponent advocates that pursuing a sale of the Company during the pendency of eminent domain proceedings affecting the Company's most valuable asset is the prudent action to take. The Board disagrees. A sale now, if it can be achieved, may lead to a quick return for the shareholders, which is what the Proponent appears to desire for itself, but a return that the Board believes would be much lower than what could be achieved through following a strategy developed with the benefit of Coady Diemar's analysis and recommendations, which may or may not result in a sale of the Company.

     Approval of the Shareholder Proposal requires the affirmative vote of a majority of the votes attributable to all shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote. In determining whether the Shareholder Proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against the Shareholder Proposal; broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     The Board does not believe that a vote for the Shareholder Proposal would be in the best interests of the Company and its shareholders, and therefore recommends voting against the Shareholder Proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THE SHAREHOLDER PROPOSAL, AND YOUR PROXY WILL BE SO VOTED IF THE PROPOSAL IS
   PRESENTED UNLESS YOU SPECIFY OTHERWISE. THIS IS IDENTIFIED AS ITEM 4 ON THE
                              ENCLOSED PROXY CARD.

                              FINANCIAL STATEMENTS

     Accompanying this Proxy Statement is the Annual Report for Fiscal Year ended April 30, 2005 which includes audited Balance Sheets and Statements of Operations and Cash Flows for each of the two most recent fiscal years.

                           2006 SHAREHOLDER PROPOSALS

     If a shareholder wishes to have a particular proposal considered by the Board for inclusion in the Company's Proxy Statement for an Annual Meeting of Shareholders, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year's annual meeting. Thus, shareholders who wish to submit their proposals for inclusion in the Company's proxy statement for next year's annual meeting (in
2006) must deliver such proposals to the Corporate Secretary on or before July 21, 2006. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the SEC's rule. Proposals should be addressed to the Secretary of the Company, Gyrodyne Company of America, Inc., 102 Flowerfield, Saint James, New York 11780.

     In order for a shareholder nomination or proposal to be raised from the floor during the 2006 Annual Meeting of Shareholders, the Company's by-laws require that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year's annual meeting (there are special rules if the current year's meeting date is held more than 30 days before, or more than 60 days after, the anniversary of the prior year's meeting date, or if the number of directors is changed). For the 2006 Annual Meeting of Stockholders, the written notice must be given not later than August 11, 2006 and no earlier than July 12, 2006. The shareholder's written notice must contain (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the shareholder's name and record address and (iv) the class and number of shares of Company Common Stock that is beneficially owned. Shareholders proposing nominees for election to the Board of Directors must have continuously held at least $2,000 in market value, or 1%, of the Company's outstanding Common Stock entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding Common Stock. Nominations and proposals should be submitted in writing to the Secretary of the Company, Gyrodyne Company of America, Inc., 102 Flowerfield, Saint James, New York 11780, who will submit them to the Board for its consideration.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Peter Pitsiokos

                                 Peter Pitsiokos
                                 Corporate Secretary


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

                                   Appendix 1

                        GYRODYNE COMPANY OF AMERICA, INC.

                                 Revocable Proxy

                 PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION
             OF PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby designates Stephen V. Maroney and Peter Pitsiokos, and each of them, their true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of GYRODYNE COMPANY OF AMERICA, INC. to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on Friday, December 9, 2005 at 11:00 A.M., and any adjournment thereof, and revoking all proxies heretofore given, as designated hereon. As to any other matter, the proxies shall be authorized to vote in accordance with their best judgment. This proxy shall remain in effect for a period of one year from its date.

     SIGN BELOW - Please sign exactly as your name appears hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

Dated _____________________________       Signature_____________________________


                                          Signature_____________________________

THIS PROXY/AUTHORIZATION AND DIRECTION FOR EXECUTION OF PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Receipt of the Proxy Statement and Annual Report is hereby acknowledged.


           A vote FOR Item 1 is recommended by the Board of Directors.

1. To elect two directors to serve for a term of three years and until their successors shall be elected and shall qualify:

     Robert H. Beyer    Term Expiring 2008     [ ] FOR    [ ] WITHHELD
     Elliot H. Levine   Term Expiring 2008     [ ] FOR    [ ] WITHHELD


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

           A vote FOR Item 2 is recommended by the Board of Directors.

2. To ratify the engagement of Holtz Rubenstein Reminick LLP as Certified Public Accountants for the current fiscal year.

                     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

           A vote FOR Item 3 is recommended by the Board of Directors.

3. Approval of the amendment of Gyrodyne's by-laws to allow shareholders holding an aggregate of at least 30% of the outstanding shares of Gyrodyne common stock to call special meetings.

                     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN

         A vote AGAINST Item 4 is recommended by the Board of Directors.

4. Approval of the shareholder proposal to engage promptly an investment banking firm to pursue a sale of the Company.

                     [ ] FOR       [ ] AGAINST      [ ] ABSTAIN


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